Queens Road Value Fund

Queens Road Small Cap Value Fund

Each a series of the

Bragg Capital Trust

Supplement to Prospectus and
Statement of Additional Information
Dated November 26, 2003

Steven H. Scruggs has been appointed portfolio manager of the Queens Road Value Fund, effective April 26, 2004.  Mr. Scruggs is currently the portfolio manager of the Queens Road Small Cap Value Fund.  Biographical information on Mr. Scruggs is available in the Prospectus and Statement of Additional Information to which the supplement refers.

THERE IS NO ACTION REQUIRED ON YOUR PART.

The information contained in the Supplement modifies the Prospectus dated November 26, 2003.  In particular and without limitation the information contained in this Supplement modifies information contained in the section of the Prospectus “MANAGEMENT, ORGANIZATION, and CAPITAL STRUCTURE OF THE FUNDS”.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE